Fourth Quarter 2016 Earnings Conference Call February 23, 2017

2 A A a This presentation includes statements that are forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE's most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and include, but is not limited to:  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  Unanticipated maintenance, repair, or replacement costs for generation, transmission, or distribution facilities and the recovery of proceeds from insurance policies providing coverage for such costs  The size of our construction program and our ability to complete construction on budget and on time  Potential delays in our construction schedule due to legal challenges or other reasons  Costs at Palo Verde  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the IRS or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Possible physical or cyber attacks, intrusions or other catastrophic events  Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this news release, and EE does not undertake to update any forward- looking statement contained herein. Safe Harbor Statement

3 Financial Overview  Reported 4th Quarter net income of $5.7 million or $0.14 per share, compared to 4th Quarter 2015 net income of $0.6 million or $0.02 per share  Reported annual net income of $96.8 million or $2.39 per share, compared to YTD 2015 net income of $81.9 million or $2.03 per share

42016/Recent Accomplishments  Obtained Final Orders in Texas and New Mexico 2015 Rate Cases and recognized financial impact  Became a coal-free utility by selling interest in the Four Corners Plant  Received regulatory approvals for large-scale solar projects  Voluntary Texas Community Solar Pilot Program- 3 MW  Holloman Air Force Base- 5 MW  Completed construction and started commercial operation of Montana Power Station (MPS) Units 3 & 4  Set multiple new native system peaks with the highest being 1,892 MW on July 14, 2016  Refined the dividend policy to include achieving an annual 55% to 65% payout ratio by 2020  Reopened and issued $150 million of the 5.00% Senior Notes  Extended the revolving credit facility by one year to 2020 and increased the size to $350 million

52016/Recent Accomplishments (cont.)  Palo Verde Unit 3 recorded shortest refueling outage in its history  Ranked #1 in reliability by the Public Utility Commission of Texas (PUCT) for the System Average Interruption Duration Index (SAIDI) and the System Average Interruption Frequency Index (SAIFI)  Finalized a new collective bargaining agreement on September 3, 2016 with IBEW Local 960, which represents 38% of EE’s workforce  Achieved above target customer satisfaction and call center performance  Employees contributed 9,500 hours to various volunteer organizations through the Volunteers in Action Program  Combined employee/company contributions to the United Way Campaign totaled more than $235,000

62017 Objectives  File general rate cases in Texas and New Mexico  In Q2 2017, initiate the first annual dividend increase (beyond the historical $0.06 annual increase per share) to move towards achieving an annual 55% to 65% payout ratio by 2020  Complete construction and implement large-scale solar projects  Voluntary Texas Community Solar Pilot Program (3 MW)  Holloman Air Force Base (5 MW)  Implement 3 year pilot project for demand response  Issue an all-source Request for Proposal (RFP) for generation resources  Continue to support the economic growth in our community by delivering clean, safe, reliable and affordable service

7Economic Conditions $24 $25 $26 2013 2014 2015 $24.9 $25.0 $25.9 El Paso Economic Output (Billions U.S. Dollars) Gross Metropolitan Product Published by BEA.Gov  El Paso’s economy is strong and expanding  Almost $1 billion increase in economic output from 2014 to 2015  Over $200 million increase in Home Sales Volume from 2014 to 2016  El Paso County added over 6,000 jobs to the workforce during 2016 Source: Texas Workforce Commission $500 $700 $900 $1,100 $1,300 2014 2015 2016 $941 $1,072 $1,144 El Paso Home Sales Dollar Volume (Millions) Home Sales Volume (Tx. A&M Real Estate Center)

8Summary of 2017 Rate Cases  Filed a general rate case in Texas on February 13, 2017 Requested a non-fuel base revenue increase of $42.5 million Anticipate a final order in Q4 2017 with rates relating back to July 18, 2017  Case No. 15-00109-UT requires EE to make a rate filing in New Mexico in Q2 2017 using a historical test year ended December 31, 2016

9 Q4 & YTD Key Earnings Drivers Q4 Basic EPS YTD Basic EPS Description December 31, 2015 0.02$ 2.03$ Changes In: Retail non-fuel base revenues 0.12 0.71 Increased primarily due to the recognition of non-fuel rate increase related to the final order in the Texas 2015 rate case Depreciation and amortization 0.02 0.08 Decreased primarily due to reductions resulting from changes in rates as approved by the PUCT and NMPRC commissions in the 2015 rate cases and the sale of EE's interest in Four Corners. These decreases were offset by an increase in plant including new generating units being placed in service Effective tax rate 0.02 (0.13) YTD increased due to the change to normalize state income taxes in accordance with 2015 Texas and New Mexico rate case final orders Other revenues 0.01 0.03 Increased primarily due to rate increases in miscellaneous service charges related to the final order in the Texas 2015 rate case Allowance for funds used during construction (AFUDC) (0.04) (0.12) YTD decreased due to lower construction work in progress balances, primarily due to MPS units and Eastside Operation Center (EOC) being placed in service in 2015 and 2016, and a reduction in the AFUDC rate as a result of the final order in the Texas 2015 rate case Interest on long-term debt (0.03) (0.09) Increased due to the $150 million principal amount of senior notes issued in March 2016 Investment and interest income (0.02) (0.07) Decreased primarily due to lower realized gains on securities sold from EE's Palo Verde decommissioning trusts Taxes other than income taxes 0.00 (0.03) Increased primarily due to increased property tax rates and valuations in Texas as a result of MPS Units 1 & 2 and the EOC being placed in service in March 2015 and increased billed revenues for Texas revenue related taxes. These were partially offset by decreased property taxes in Arizona Other 0.04 (0.02) December 31, 2016 0.14$ 2.39$

10 Historical Weather Analysis 2,286 2,188 2,144 2,273 2,402 2,009 2,426 1,900 2,095 1,851 2,512 2,272 2,768 2,738 3,141 2,876 2,695 2,671 2,839 2,811 1,000 1,500 2,000 2,500 3,000 3,500 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Calendar Year 2016 HDD’s & CDD’s 10-Yr HDD Average – 2,157 10-Yr CDD Average – 2,732 Calendar Year 2016 HDDs  14.2% Below 10-Yr Average  11.6% Below Calendar Year 2015 Calendar Year 2016 CDDs  2.9% Above 10-Yr Average  1.0% Below Calendar Year 2015

11 Q4 Retail Sales and Customers (1) Percent Change expressed as change in Q4 2016 from Q4 2015 Average No. of Customers Percent Change (1) MWH Percent Change (1) Residential 363,699 1.4% 566,680 (0.2%) C&I Small 41,567 2.9% 553,829 1.0% C&I Large 49 2.1% 261,320 0.3% Public Authorities 5,288 0.3% 372,643 2.5% Total Retail 410,603 1.5% 1,754,472 0.8% Cooling Degree Days 227 57.6% Heating Degree Days 717 (19.3%)

12 YTD Retail Sales and Customers (1) Percent Change expressed as change in calendar year 2016 from calendar year 2015 Average No. of Customers Percent Change (1) MWH Percent Change (1) Residential 362,138 1.4% 2,805,789 1.3% C&I Small 41,014 1.9% 2,403,447 0.8% C&I Large 49 - % 1,030,745 (3.0%) Public Authorities 5,303 1.0% 1,572,510 (0.8%) Total Retail 408,504 1.5% 7,812,491 0.1% Cooling Degree Days 2,811 (1.0%) Heating Degree Days 1,851 (11.6%)

13Five Year Cash Capital Expenditures $0 $50,000 $100,000 $150,000 $200,000 $250,000 2017E 2018E 2019E 2020E 2021E Estimated Costs of ~ $1.1 billion * Generation Transmission Distribution General $215mm $185mm $203mm $240mm $242mm ($000s) * Anticipate issuing an all-source RFP for generation resources in 2017; therefore, estimates are subject to change including the acceleration and/or postponement of projects. As a placeholder, the current estimate includes early construction costs for a 320 MW generating resource, to be placed in service in 2023, although the results of the RFP will not be known for some time. Includes approximately $20mm of large scale solar (5 MW for HAFB and 3 MW for TX community).

142017 Earnings Drivers We will provide 2017 guidance after the final outcome of our rate cases is more certain. In Texas, we anticipate that new rates will relate back to July 18, 2017 and revenues will be recognized in Q4 2017. YOY Impact on EPS Driver AFUDC (1) O&M (1) Property Taxes (1) Investment and interest income Depreciation (1) Interest expenses (1) Texas Rate relief Customer growth Weather Other (1) Regulatory lag will impact these drivers

15 Appendix

16Texas Rate Case Summary  Filed Texas Rate Case on February 13, 2017, Docket No. 46831, based on a historical test year ended September 30, 2016  Rate case request includes: Non-fuel base revenue increase of $42.5 million  Investment in new plant of approximately $444.3 million since the 2015 Texas rate case  Return on Equity of 10.50% with an equity ratio of 48.35% Baseline revenue requirements for transmission and distribution to enable future application of cost recovery factors New three part rate structure for residential and small commercial distributed generation (DG) customers  Propose separate rate class for residential DG customers Final rates relating back to July 18, 2017* * 155 days after the rate case was filed on February 13, 2017

17 Illustrative Timeline – 2017 Rate Cases* New Mexico Texas May Jul Sep Nov Jan 2017 Mar May Jul Sep Nov Jan 2018 2018 Final Order Q2 2018 Final Order Q4 2017 Relate Back Date for Rates July 18, 2017 File Rate Case Q2 2017 File Rate Case Feb 13 ,2017MPS Unit 4 In-Service MPS Unit 4 In-Service Historical Test Year End Dec 2016 Historical Test Year End Sep 2016 MPS Unit 3 In-Service May 2016 MPS Unit 3 In-Service May 2016 2016 • Case No. 15-00109-UT requires EE to make a rate filing in New Mexico in Q2 2017 using a historical test year ended December 31, 2016 • Texas Rate Case filing uses a historical test year ended September 2016 • Section 36.211 of the Texas Utilities Code, which was added in 2015, allows for rates to relate back to the 155th day after a rate case is filed. For financial reporting purposes, the revenues and other impacts will be recognized when a resolution is reached in the Texas Rate Case. May * Assuming EE receives a favorable outcome, additional rate cases may not be needed in the near term. Mar